February 27, 2020

BNY MELLON FUNDS TRUST

BNY Mellon Asset Allocation Fund

Supplement to Current Prospectus

The following information supersedes and replaces any contrary information in the section "Fund Details – BNY Mellon Asset Allocation Fund – Description of the Asset Classes – Large Cap Equities" in the prospectus:

The portion of the fund's assets that is invested directly in large cap equity securities is normally invested primarily in the equity securities of large cap companies included in the S&P 500® Index (S&P 500).  In selecting securities in which the fund invests directly for the large cap equities asset class, the portfolio managers use an optimization program to establish portfolio characteristics and risk factors that the portfolio managers determine are desirable relative to the aggregate characteristics and risk factors of the securities in the S&P 500.  The portfolio characteristics and risk factors could be considered to have more or less risk than the S&P 500.  This portion of the fund's large cap equities asset class does not seek to add value through active security selection, nor does it target index replication.  The portfolio managers responsible for the portion of the fund's assets that is invested directly in large cap equity securities seek to actively and opportunistically realize capital gains and/or losses as determined to be appropriate to improve the tax-sensitivity of the investment performance of this portion of the fund's portfolio.  The portion of the fund's assets that is invested directly in large cap equity securities may realize losses to offset gains incurred as a result of more closely aligning the portfolio with the characteristics of the S&P 500, or to allow more flexibility for offsetting gains incurred through subsequent rebalancing of this portion of the fund's portfolio.  The portion of the fund's assets that is invested directly in large cap equity securities is not characterized by low turnover.

The portfolio managers responsible for the portion of the fund's assets that is invested directly in large cap equity securities assess both portfolio risk and tax considerations by analyzing the realized and unrealized gains and losses, as well as the impact of market movements, on this portion of the fund's portfolio.  The portfolio managers rebalance this portion of the fund's portfolio opportunistically, as the portfolio managers determine, based on the tradeoff between portfolio risk characteristics and realized and unrealized capital gains or losses.

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